EXHIBIT 99.2
AutoZone, Inc.
First Amended and Restated
2003 Director Compensation Plan

     The AutoZone, Inc. 2003 Director Compensation Plan (the “Original Plan”) was adopted by the Board of Directors of AutoZone, Inc. (“AutoZone”) on October 15, 2002, and was approved by the stockholders of AutoZone on December 12, 2002. On December 14, 2005, the Board of Directors of AutoZone approved an amendment to the Original Plan creating a special deferral election for the 2005 calendar year. This AutoZone, Inc. First Amended and Restated 2003 Director Compensation Plan (the “Plan”) was adopted by the Board of Directors of AutoZone on June 5, 2007, with an effective date of January 1, 2008, in connection with the implementation of the AutoZone, Inc. Director Compensation Program, and amends and restates in its entirety the Original Plan.
     SECTION 1. PURPOSE.
     The Plan is established to allow the non-employee directors of AutoZone to participate in the ownership of AutoZone through ownership of shares of AutoZone Common Stocks or units representing the right to receive shares of AutoZone Common Stock. In addition, the Plan is intended to allow AutoZone’s non-employee directors to defer all or a portion of their compensation for their service as directors of AutoZone.
     SECTION 2. DEFINITIONS.
     As used herein, the following words shall have the definitions given them below:
          “Affiliate” means any corporation, company limited by shares, partnership, limited liability company, business trust, other entity, or other business association that is controlled by AutoZone.
          “Annual Fee” means the amount of the fixed annual Director fees set by the Board from time to time as payable to a Director in each Plan Year (including any supplemental retainer fee or compensation as a committee member or chairman) as set forth in the Program and on the terms and subject to the conditions stated in this Plan, subject to reduction for any portion thereof that a Director elects to defer as provided in this Plan.
          “Board” means the Board of Directors of AutoZone.
          “Business Day” means on a day which AutoZone’s executive offices in Memphis, Tennessee are open for business and on which trading is conducted on the New York Stock Exchange.

          “Committee” means the Compensation Committee appointed by the Board.
          “Common Stock” means the Common Stock, $0.01 par value per share, of AutoZone.
          “Compensation Date” means the first Business Day of each Plan Quarter.
          “Deferral Account” means an account established upon the conversion of a Unit Account by a Director and maintained in the Special Ledger for such Director to which cash equivalent amounts allocable to the Director under this Plan are credited.
          “Director” means any member of the Board who is not an employee or officer of AutoZone or an Affiliate.
          “Fair Market Value” means, as to any particular day, the average of the highest and lowest prices quoted for a share of Common Stock trading on the New York Stock Exchange on the immediately prior Business Day. The highest and lowest prices for the shares of Common Stock shall be those published in the edition of The Wall Street Journal or any successor publication reporting stock quotations for such day.
          “Fee” means the amount of compensation (including, without limitation, Annual Fees and Meeting Fees) set by the Board from time to time as payable to a Director in each Plan Year on the terms and subject to the conditions stated in this Plan.
          “First Component” means the portion of the Fee payable to a Director that accounts for at least one-half of the Fee and at the Director’s option, up to the full amount of the Fee and that is payable in Shares and may be deferred by crediting Units to a Unit Account maintained for the Director.
          “Interest Rate” means the annual rate at which interest is deemed to accrue on the amounts credited in a Deferral Account for a Director. The Interest Rate shall be set by the Board or a committee of the Board and may be changed from time to time as necessary to reflect prevailing interest rates.
          “Meeting Fee” means the amount of compensation, other than the Annual Fee, set by the Board from time to time as payable to a Director (including, without limitation, fees for attending meetings of the Board) as set forth in the Program and on the terms and subject to the conditions stated in this Plan, subject to reduction for any portion thereof that a Director elects to defer as provided in this Plan.
          “Plan Quarter” the three month period beginning each September 1, December 1, March 1, and June 1.
          “Plan Year” means each 12-month period beginning September 1 of each year.
          “Program” means the AutoZone, Inc. Director Compensation Program.

          “Second Component” means the balance, if any of the Fee (after reduction for the First Component) payable to a Director in cash.
          “Shares” means shares of Common Stock.
          “Special Ledger” means a record established and maintained by AutoZone in which the Deferral Accounts and Unit Accounts for the Directors, if any, and the Units and/or amounts credited to the accounts, are noted.
          “Termination Date” means the date on which a Director ceases to be a member of the Board.
          “Unit Account” shall mean the account maintained in the Special Ledger for a Director to which Units allocable to the Director under this Plan are credited.
          “Unit” means a credit in a Director Unit Account representing one Share.
     SECTION 3. FEE.
     During each Plan Year in which a person is a Director and is entitled to receive the Fee during the existence of the Plan, the Director will be eligible to receive the Fee payable as follows:
          (a) The First Component shall be (1) payable to the Director in Shares, or (2) at the Director’s option, deferred by having AutoZone credit Units to a Unit Account maintained for the Director as provided in this Plan, and
          (b) The Second Component, if any, shall be payable to the Director in cash.
     The Annual Fee will be payable in advance in equal quarterly installments on each Compensation Date unless deferred as provided herein. Each quarterly installment will consist of one-fourth of the First Component and one-fourth of the Second Component, if any, for each Director. The Meeting Fee will be payable or deferred in arrears on each Compensation Date. Each quarterly installment will consist of the Meeting Fees earned for Board meetings attended by the Director in the Plan Quarter immediately preceding the Compensation Date.
     SECTION 4. ELECTIONS.
     With respect to each Plan Year, each Director who was a Director during the prior Plan Year must elect by no later than December 31 of the Plan Year how he or she will receive the Fee for the following calendar year with regard to the payment of Annual Fees for services performed and Meeting Fees for Board meetings attended by the Director during such calendar year. Each Director who becomes a Director during a Plan Year must elect within 30 days after becoming a Director how he or she will receive the Fee for such calendar year. Each election must be made by the Director filing an election form with the Secretary of AutoZone. If a Director does not file an election form for each Plan Year by the specified date the Director will be deemed to have elected to receive and defer the Fee in the manner elected by the Director in his or her last valid election or, if there had been no prior election, will be deemed to have elected to receive all of the Fee in Shares. Any election to defer a portion of the Fee made by a person who becomes a Director during a Plan Year will be valid as to the portion of the Fee received after the election is filed with the Secretary of AutoZone. When an election is made for a Plan Year, the Director may not revoke or change that election with respect to such Plan Year.
     SECTION 5. THE SHARES.
     If a Director elects (or is deemed to elect) to receive Shares in payment of all or any part of the Director’s Fee, the number of Shares to be issued on any Compensation Date shall be a whole number of shares (truncating any fractional share) nearest to one-fourth of the amount of the Fee to be paid in Shares for the Plan Year divided by the Fair Market Value of a Share as of the Compensation Date. The amount of the Fee representing a fractional share not paid in Shares shall be paid in cash. Any Shares issued under this Plan will be registered under the Securities Act of 1933, as amended, and, so long as shares of the Common Stock are listed for trading on the New York Stock Exchange, will be listed for trading on the New York Stock Exchange. Any payment to a Director under this Section 5 shall be made upon the applicable Compensation Date.
     SECTION 6. THE UNITS.
     If a Director defers any portion of the Fee in the form of Units, then on each Compensation Date, AutoZone will credit a Unit Account maintained for the Director with a number of Units (rounded to the nearest one-tenth) equal to (1) one-fourth of the dollar amount of the Fee that the Director has elected to defer in the form of Units for the Plan Year divided by (2) the Fair Market Value of a Share as of the Compensation Date. AutoZone will credit to the Director’s Unit Account on the date any dividend is paid on the Common Stock, an additional number of Units equal to (i) the aggregate amount of the dividend that would be paid on a number of Shares equal to the number of Units credited to the Director’s Unit Account on the date the dividend is paid divided by (ii) the Fair Market Value of a Share as of that date.
     SECTION 6A. 2005 SPECIAL ELECTION.
     Notwithstanding anything in this Plan to the contrary, with respect to calendar year 2005 only, Directors shall be permitted, on or prior to March 15, 2005, to make an irrevocable election (the “Special Election”) to defer a portion of Fees which have not previously been paid or become payable in respect of services provided during calendar year 2005 in the form of Units. A Special Election shall specify, in accordance with the terms of the Plan, (i) that portion of the Fee to be paid in Units, and (ii) the distribution schedule applicable to such Units under Section 7 of the Plan. Any Director who does not make a Special Election on or prior to March 15, 2005 shall be deemed to have elected not to defer any portion of the Fee payable in respect of services performed during 2005. For the avoidance of doubt, amounts deferred pursuant to a Special Election shall include, proportionately, any Meeting Fees earned during the last Plan Quarter of 2005 that would, absent the Special Election, become payable during the first Plan Quarter of 2006.

     SECTION 7. DISTRIBUTION OF THE AMOUNTS IN A UNIT ACCOUNT.
     Upon the Termination Date for a Director, such Director shall be entitled to receive that whole number of Shares (truncating any fractional share) with which the Director’s Unit Account is credited. Subject to Section 11 hereof, the Director may elect to receive such Shares in any one of the following forms:
          (a) a single lump-sum issuable as soon as practicable after the Termination Date; or
          (b) a single lump-sum issuable as soon as practicable after the fifth anniversary of the Termination Date; or
          (c) a single lump-sum issuable as soon as practicable after the tenth anniversary of the Termination Date; or
          (d) two (2) equal installments, one of which shall be issuable as soon as practicable after the fifth anniversary of the Termination Date and the other of which shall be issuable as soon as practicable after the tenth anniversary of the Termination Date, as provided below.
     If the Director has elected to receive the Shares in the manner set forth in (d) above (i.e., in two equal installments), one-half of the Shares credited to the Unit Account as of the Termination Date will be issued to the Director for each installment plus additional Shares equal to the Units credited to the Unit Account respecting dividends paid on the Common Stock since the prior installment was made (or, in the case of the first installment, since the Termination Date). Any fractional share amount shall be valued at the Fair Market Value and be paid in cash at the date of distribution of the Shares.
     SECTION 8. CONVERSION OF UNIT ACCOUNT.
     Subject to Section 11 hereof, a Director who has a Unit Account may convert all (but not less than all) of the Unit Account into a Deferral Account. The cash amount to be credited to the Director’s Deferral Account upon the conversion shall equal (i) the number of Units credited to his or her Unit Account so converted multiplied by (ii) the Fair Market Value of a Share on the date of the Director’s election to convert.
     Any election to convert must be made on a form prescribed by AutoZone and filed with its Secretary. The conversion of a Unit Account into a Deferral Account shall be deemed to occur on the date of the Director’s election, except that, unless the Board provides otherwise, any portion of a Unit Account granted within six months of the date of election shall be converted to a Deferral Account six months and one day from the date in which the Units representing such portion were credited to the Unit Account.
     A Deferral Account shall accrue interest from the effective date of conversion at the Interest Rate, accrued and compounded quarterly.

     SECTION 9. DISTRIBUTION OF THE AMOUNTS IN A DEFERRAL ACCOUNT.
     Upon the Termination Date for a former Director, such former Director shall be entitled to receive an amount of cash equal to the amount with which the former Director’s Deferral Account is credited. Subject to Section 11 hereof, the former Director may elect to receive such cash in any one of the following forms:
          (a) a single lump-sum payable as soon as practicable after the Termination Date; or
          (b) a single lump-sum payable as soon as practicable after the fifth anniversary of the Termination Date; or
          (c) a single lump-sum payable as soon as practicable after the tenth anniversary of the Termination Date; or
          (d) two (2) equal installments, one of which shall be payable as soon as practicable after the fifth anniversary of the Termination Date and the other of which shall be payable as soon as practicable after the tenth anniversary of the Termination Date, as provided below.
     If the former Director has elected to receive the cash in the manner set forth in (d) above (i.e., in two equal installments), one-half of the amount credited to the Deferral Account as of the Termination Date will be paid in each installment, along with the additional amount credited to the Deferral Amount as interest (at the Interest Rate) since the prior installment was paid (or, in the case of the first installment, since the Termination Date).
     SECTION 10. DISTRIBUTION IN THE EVENT OF A DIRECTOR’S DEATH.
     With respect to a Director’s Unit Account (or, if applicable, the Director’s Deferral Account), each Director who defers any part of the Fee payable to him or her in any Plan Year may designate one or more beneficiaries which may be changed from time to time upon written notice to AutoZone. The designation of a beneficiary must be made by filing with AutoZone’s Secretary a form prescribed by AutoZone. If no designation of a beneficiary is made, any deferred benefits under this Plan will be paid to the Director’s or former Director’s estate. If a Director dies while in office or a former Director dies during the installment payment period, AutoZone will issue the Shares that are issuable (or if applicable, pay the amounts of cash that are payable) to the Director or former Director in the manner set forth in the most recent timely election filed by such Director or former Director, or if no such election has been filed, in a single lump-sum as soon as practicable after the death of the Director or the former Director.
     SECTION 11. TIMING OF ELECTION TO RECEIVE DEFERRED BENEFITS IN INSTALLMENTS.
     A Director’s election as to the time and form of distribution of his Unit Account and/or Deferral Account under Sections 7 and 9 of the Plan and election to convert the

Unit Account into the Deferral Account under Section 8 of the Plan, if applicable, shall satisfy the requirements of Treasury Regulation Section 1.409A-2(a) and the terms and conditions of the Plan. Such election shall be irrevocable when made, and shall become effective only if made no later than December 31 of the preceding Plan Year in which compensation is received for service as a Director.
     A Director may make a subsequent election with regard to the time and form of distribution of his Unit Account and/or Deferral Account under Sections 7 and 9 of the Plan, provided that, (i) such election shall have no effect until at least 12 months after the date on which the election is made, (ii) the payment with respect to which such election is made shall be deferred for an additional period of not less than five years from the date such payment would otherwise have been paid, and (iii) such election shall be made at least 12 months prior to the first date on which any amounts would otherwise be paid. Such election shall be irrevocable when made and otherwise satisfy the requirements of Treasury Regulation Section 1.409A-2(b) and the terms and conditions of the Plan.
     A Director may make a special election to change the time and form of distribution of his Unit Account and/or Deferral Account under Sections 7 and 9 of the Plan or convert the Unit Account into the Deferral Account under Section 8 of the Plan, in accordance with the transitional relief under Internal Revenue Service Notice 2005-1, Q/A-19(c), as extended by Internal Revenue Service Notices 2006-79 and 2007-86, and the Final Regulations under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and the terms and conditions of the Plan. Such election shall be made no later than December 31, 2008, and shall be irrevocable when made.
     A Director’s election under the Plan with respect to compensation deferred under the Plan as of December 31, 2004, if any, shall be grandfathered for purposes of Section 409A of the Code, and is intended to satisfy the requirements of Treasury Regulation Section 1.409A-6 (including the transition and grandfather rules thereunder). Such election shall remain in effect unless otherwise modified pursuant to this Section 11.
     SECTION 12. HOLDING PERIOD
     Notwithstanding anything contained herein, unless the Board provides otherwise, (i) no Shares issued hereunder may be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which such Shares were issued, and (ii) no right or interest of a Director or a former Director in Units credited his or her Unit Account hereunder (including Units credited to such Unit Account respecting dividends paid on the Common Stock) shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which such Units were credited to such Unit Account, except by will or in accordance with the laws of decent and distribution.
     SECTION 13. HARDSHIP WITHDRAWALS.
     Prior to the complete distribution of a Director’s Unit Account and/or Deferral Account, such Director may request a withdrawal of any portion of his or her Unit Account or Deferral Account in an amount sufficient to meet a “hardship.” For purposes of this Plan, “hardship” shall mean a demonstrated and severe financial hardship resulting from any one or more of the following: (i) sudden or unexpected illness or accident of the Director or of a dependent (as defined in Section 152(a) of the Internal Revenue Code of 1986, as amended) of the Director, (ii) a loss of the Director’s property due to casualty, or (iii) any other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the Director’s control; in each case only to the extent that the hardship is not relieved (a) through reimbursement or compensation by insurance or otherwise, (b) by liquidation of the Director’s assets (to the extent that such liquidation does not itself cause a “hardship”), or (c) by cessation of deferrals under the Plan. The Board, in its sole and absolute discretion, shall determine the existence of a bona fide hardship based on non-discriminatory procedures, taking into account any then applicable rulings or regulations from the Internal Revenue Service. The standards established by the Board for determining the existence of hardship shall be uniformly applied to all Directors who request such a withdrawal and the Board’s decision with respect to each such request shall be final.
     An approved hardship withdrawal shall be paid to the Director in cash as soon as practicable after the approval. In the event that part or all of the withdrawal is to be made from a Unit Account, a number of Units equal to (i) the amount of the hardship withdrawal required to be made from the Unit Account, divided by (ii) the Fair Market Value of a Share on the date of approval, shall be converted into cash and paid to the Director as provided herein, and the balance of the Unit Account shall be reduced accordingly.
     SECTION 14. WITHHOLDING FOR TAXES.
     AutoZone will withhold the amount of cash and Shares necessary to satisfy AutoZone’s obligation to withhold federal, state, and local income and other taxes on any benefits received by the Director, the former Director or a beneficiary under this Plan.
     SECTION 15. NO TRANSFER OF RIGHTS UNDER THE PLAN.
     A Director or former Director shall not have the right to transfer, grant any security interest in or otherwise encumber rights he or she may have under this Plan, any Deferral Account or any Unit Account maintained for the Director or former Director or any interest therein. No right or interest of a Director or a former Director in a Deferral Account or a Unit Account shall be subject to any forced or involuntary disposition or to any charge, liability, or obligation of the Director or former Director, whether as the direct or indirect result of any action of the Director or former Director or any action taken in any proceeding, including any proceeding under any bankruptcy or other creditors’ rights law. Any action attempting to effect any transaction of that type shall be null, void, and without effect.
     SECTION 16. UNFUNDED PLAN.
     This Plan will be unfunded for federal tax purposes. The Deferral Accounts and the Unit Accounts are entries in the Special Ledger only and are merely a promise to make payments in the future. AutoZone’s obligations under this Plan are unsecured, general contractual obligations of AutoZone.

     SECTION 17. AMENDMENT AND TERMINATION OF THE PLAN.
     Unless sooner terminated, this Plan shall expire on December 31, 2012, so that no benefits may be granted hereunder after that date. Except as otherwise provided in this Section 17, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of AutoZone’s stockholders given within 12 months before or after the action by the Board, no action of the Board may increase the limit imposed in Section 19 on the maximum number of shares which may be issued under the Plan (other than adjustments under Section 20), change the type of equity compensation paid under the plan, extend the term of the plan, materially change the method of determining the price of equity compensation granted under the plan, materially modify the definition of “Director” under the Plan, or modify the Plan in a manner requiring stockholder approval under the listed company rules of the New York Stock Exchange, and no action of the Board may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule.
     An amendment or the termination of this Plan will not adversely affect the right of a Director, former Director, or Beneficiary to receive Shares issuable or cash payable at the effective date of the amendment or termination or any rights that a Director, former Director, or a Beneficiary has in any Deferral Account or Unit Account at the effective date of the amendment or termination. If the Plan is terminated, however, AutoZone may, at its option, accelerate the payment of all deferred and other benefits payable under this Plan.
     SECTION 18. GOVERNING LAW.
     This Plan shall be administered, interpreted and enforced under the internal laws of the State of Nevada without regard to the conflicts of law rules thereof. AutoZone has the right to interpret this Plan, and any interpretation by AutoZone shall be conclusive as to the meaning of this Plan.
     SECTION 19. SHARES SUBJECT TO THE PLAN.
     AutoZone shall reserve 100,000 Shares for issuance under the Plan. Shares issued under the Plan may be authorized but unissued shares or treasury shares. No Plan participant shall have any of the rights or privileges of an AutoZone stockholder in respect to any of the Shares unless and until certificates representing such Shares have been issued by AutoZone.
     SECTION 20. CORPORATE EVENTS.
     (a) Subject to subsection (d) below, in the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin- off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of AutoZone (including, but not limited to, a Corporate Transaction, as defined below), or exchange of Common Stock or other securities, issuance of warrants or other rights to purchase Common Stock or other securities of AutoZone, or other similar corporate transaction or event, in the Committee’s sole discretion, affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of the number and kind of shares of Common Stock (or other securities or property) which may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 19 on the maximum number of shares which may be issued under the Plan, and adjustments to the number and kind of shares of Common Stock (or other securities or property) that may be paid upon the distribution of Units).
     (b) For purposes of the Plan, the term “Corporate Transaction” shall mean any of the following stockholder-approved transactions to which AutoZone is a party:
          (i) a merger or consolidation in which AutoZone is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which AutoZone is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Units are assumed by the successor entity;
          (ii) the sale, transfer, exchange or other disposition of all or substantially all of the assets of AutoZone, in complete liquidation or dissolution of AutoZone in a transaction not covered by the exceptions to clause (i) above; or
          (iii) any reverse merger in which AutoZone is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of AutoZone’s outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.
     (c) No adjustment or action described in this Section 20 shall be authorized or occur to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or violate the exemptive conditions of Rule 16b-3 of the Exchange Act unless the Committee determines that the issuance of the Shares or other securities or property is not to comply with such exemptive conditions.
     SECTION 21. ADMINISTRATION.
     (a) The Plan shall be administered by the Committee which shall consist of two or more Directors, appointed by and holding office at the pleasure of the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies on the Committee shall be filled by the Board.
     (b) The Committee shall have the power to interpret the Plan and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.

     (c) The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.
     (d) All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by AutoZone. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons, and the Committee, and AutoZone and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding on each Director participating in the Plan, AutoZone and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully protected by AutoZone with respect to any such action, determination or interpretation.
     SECTION 22. STOCKHOLDER APPROVAL
     AutoZone shall take such actions with respect to the Plan as may be necessary to satisfy the stockholder approval requirements of the New York Stock Exchange. This Plan shall be submitted for the approval of AutoZone’s stockholders within twelve months after the date of the Board’s adoption of this Plan. Fees may not be paid in Common Stock under the Plan prior to such stockholder approval. This Plan shall become effective immediately upon approval by the stockholders.
     SECTION 23. SECTION 409A
     To the extent applicable, the Plan and all election forms and all other instruments evidencing amounts subject to the Plan shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder. Notwithstanding any provision of the Plan, any election form or any other instrument evidencing amounts subject to the Plan to the contrary, in the event that the Committee determines that any amounts subject to the Plan may be subject to Section 409A of the Code, the Committee may adopt such amendments to the Plan, any election form and any other instruments relating to the Plan, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (i) exempt such amounts from Section 409A of the Code and/or preserve the intended tax treatment of such amounts, or (ii) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of penalty taxes under Section 409A of the Code.